SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20449


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   January 20, 2004
                                                ----------------------


                         Delta Woodside Industries, Inc.
                         -------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                 South Carolina
                           ---------------------------
                          (State of Other Jurisdiction
                                of Incorporation)

       1-10095                                              57-0535180
-----------------------                              ----------------------
(Commission File Number)                       (IRS Employer Identification No.)

P.O. Box 6126, 100 Augusta Street, Greenville, South Carolina           29606
-------------------------------------------------------------        -----------
         (Address of Principal Executive Offices)                    (Zip Code)

                                 (864) 255-4122
                               -----------------
                         (Registrant's Telephone Number
                              Including Area Code)

                                 Not Applicable
                       ----------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         99.1 Press release issued by Delta Woodside Industries, Inc. on January 20, 2004.

ITEM 9.  REGULATION F-D DISCLOSURE.

On January 20, 2004, Delta Woodside Industries, Inc. issued its financial results release for the fiscal quarter ended December 27, 2003. The financial results release is set forth as Exhibit 99.1 to this Current Report and is incorporated herein by reference. Bill Garrett, President and CEO, will hold an analyst conference call on Wednesday, January 21, 2004 at 9:30 A.M. eastern time to discuss financial results and give a business update. The conference call will be broadcast through the Company's web site at http://deltawoodside.com/investorrelations.htm. A replay of the webcast will be available within one hour of the call and will be archived at the above address for 30 days following the release.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The information set forth under Items 7 and 9 above are incorporated herein by reference.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DELTA WOODSIDE INDUSTRIES, INC.


Date:  January 20, 2004                    By: /s/ W. H. Hardman, Jr.
                                           -----------------------------------
                                           W.H. Hardman, Jr.
                                           Chief Financial Officer

                                    EXHIBITS

99.1     Press release issued by Delta Woodside Industries, Inc. on
         January 20, 2004.